SECOND AMENDMENT AND PARENT JOINDER
TO CREDIT AGREEMENT

This SECOND AMENDMENT AND PARENT JOINDER TO CREDIT AGREEMENT (this "Agreement"), is entered into as of March 21, 2018, by and among LIBERTY OILFIELD SERVICES LLC, a Delaware limited liability company ("Liberty"), LOS ACQUISITION CO I LLC, a Delaware limited liability company ("LOS", and together with Liberty, each a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), LIBERTY OILFIELD SERVICES INC., a Delaware corporation ("Ultimate Parent"), LIBERTY OILFIELD SERVICES NEW HOLDCO LLC, a Delaware limited liability company ("New Holdco"), R/C IV NON-U.S. LOS CORP, a Delaware corporation ("Joinder Party"; Joinder Party, together with Ultimate Parent, New Holdco and the Borrowers, collectively, the "Amendment Parties" and each, individually, an "Amendment Party"), the undersigned Lenders (as defined below), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association ("Wells Fargo"), as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent").
W I T N E S S E T H:
WHEREAS, pursuant to that certain Credit Agreement, dated as of September 19, 2017 (as amended by that certain Amendment and Parent Joinder to Credit Agreement, dated as of January 17, 2018, and as may be further amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the lenders identified on the signature pages thereto (each of such lenders, together with its successor and permitted assigns, a "Lender"), Agent, Wells Fargo, JPMorgan Chase Bank, N.A., a national banking association ("Chase"), and Citibank, N.A., a national banking association ("Citibank"), as joint lead arrangers, Wells Fargo, as book runner, Chase and Citibank, as syndication agents, the Borrowers, Ultimate Parent and New Holdco, the Lender Group has agreed to make or issue Loans, Letters of Credit and other certain financial accommodations thereunder;
WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement;
WHEREAS, Joinder Party is required to become a party to the Credit Agreement by, among other things, executing and delivering this Agreement to Agent and the Lenders;
WHEREAS, Joinder Party has determined that the execution, delivery and performance of this Agreement and each other document, instrument and agreement executed in connection herewith (collectively, the "Joinder Documents") will directly benefit, and are within the corporate purposes and in the best interests of, Joinder Party, by virtue of the Loans and other financial accommodations made available to the Borrowers from time to time pursuant to the terms and conditions of the Credit Agreement; and

WHEREAS, the Loan Parties have requested that Agent and the Lenders amend the Credit Agreement in certain respects, and Agent and the Required Lenders are willing to do so, subject to the terms and conditions specified herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follow:
1.Joinder of Joinder Party to the Credit Agreement. By its execution of this Agreement, Joinder Party hereby (a) acknowledges, agrees and confirms that from and after the date of this Agreement it shall be a party to the Credit Agreement, individually and collectively with Ultimate Parent and New Holdco, as a "Parent", and Joinder Party shall have all of the obligations of a "Parent" thereunder, jointly (with Ultimate Parent and New Holdco) and severally, as if Joinder Party had executed the Credit Agreement and (b) ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions, conditions, covenants, agreements and obligations set forth in the Credit Agreement applicable to Joinder Party as a "Parent" and/or a "Loan Party". Each of Ultimate Parent, New Holdco and Joinder Party hereby agrees that after giving effect to Section 2 of this Agreement, each reference to "Parent" in the Credit Agreement and the other Loan Documents shall mean Ultimate Parent, New Holdco and Joinder Party, individually and collectively. Joinder Party acknowledges that it has received a copy of the Credit Agreement and the other Loan Documents and that it has read and understands the terms thereof.
2.    Amendments to Credit Agreement. In reliance on the representations and warranties set forth in Section 5 below, the Credit Agreement is hereby amended as follows:
(a)    Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of "Parent" in its entirety to read as follows:
"Parent" means Ultimate Parent, New Holdco and R/C IV.
(b)    Section 1.1 of the Credit Agreement is hereby amended by adding the definition of "R/C IV" thereto in its proper alphabetical order to read as follows:
"R/C IV" means R/C IV Non-U.S. LOS Corp, a Delaware corporation.
(c)    Section 4.20 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"4.20    Parent as a Holding Company. Parent is a holding company and does not have any material liabilities (other than liabilities arising under the Loan Documents and the Term Loan Documents), own any material assets (other than (i) in the case of Ultimate Parent, the Equity Interests of New Holdco and R/C IV, (ii) in the case R/C IV, the Equity Interests of New Holdco, and (iii) in the case of New Holdco, the Equity Interests of Borrowers), or engage in any operations or business (other than (i) in the case of Ultimate Parent, the ownership of New Holdco and R/C IV and their Subsidiaries, (ii) in the case of R/C IV, the ownership of New Holdco and its Subsidiaries, and (iii) in the case of New Holdco, the ownership of Borrowers and their Subsidiaries)."
(d)    Section 6.3(b) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"(b)    liquidate, wind up, or dissolve itself (or suffer any liquidation or dissolution), except for (i) the liquidation or dissolution of non-operating Subsidiaries of any Loan Party with nominal assets and nominal liabilities, (ii) the liquidation or dissolution of a Loan Party (other than Parent (other than R/C IV so long as, notwithstanding anything to the contrary set forth herein, the Equity Interests of New Holdco owned by RC/IV are transferred to Ultimate Parent) or any Borrower) or any of its wholly-owned Subsidiaries so long as all of the assets (including any interest in any Equity Interests) of such liquidating or dissolving Loan Party or Subsidiary are transferred to a Loan Party that is not liquidating or dissolving, or (iii) the liquidation or dissolution of a Subsidiary of any Loan Party that is not a Loan Party (other than any such Subsidiary the Equity Interests of which (or any portion thereof) is subject to a Lien in favor of Agent) so long as all of the assets of such liquidating or dissolving Subsidiary are transferred to a Subsidiary of a Loan Party that is not liquidating or dissolving,"
(e)    Section 6.7(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"(c)    With respect to each taxable year that a Borrower is treated as a partnership or disregarded entity for U.S. federal income tax purposes, such Borrower and each of its Subsidiaries that is treated as a partnership or disregarded entity for U.S. federal income tax purposes may make distributions directly or indirectly to NewHoldco for the sole purpose of permitting NewHoldco to make tax distributions and tax advances as specified in Sections 6.2(a) and 6.2(b) of that certain Second Amended and Restated Limited Liability Company Operating Agreement of Liberty Oilfield Services New HoldCo LLC, dated as of January 17, 2018 and as written and in effect on such date, to its members; provided, that the total amount distributed by such Borrower and its Subsidiaries for such tax distributions and tax advances for any taxable period shall not exceed the product of (i) the net taxable income and gain of such Borrower and such Subsidiaries allocable to its members or partners (ignoring the effect of any allocations pursuant to Section 704(c) of the IRC or that are the result of any basis adjustment under Section 743(b) of the IRC but determined by taking into account and netting taxable losses from prior taxable periods, but only to the extent such taxable losses (A) were not previously recovered by an allocation of a corresponding amount of income and (B) are permitted under applicable law to offset a corresponding amount of income in the current taxable period), multiplied by (ii) the highest combined regular marginal federal, state and local income tax rates that apply to an individual residing in New York County, New York."

(f)    Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"6.13    Parent as Holding Company. Parent will not incur any liabilities (other than liabilities arising under the Loan Documents and the Term Loan Documents), own or acquire any assets (other than (i) in the case of Ultimate Parent, the Equity Interests of New Holdco and R/C IV, (ii) in the case R/C IV, the Equity Interests of New Holdco, and (iii) in the case of New Holdco, the Equity Interests of Borrowers) or engage itself in any operations or business, except in connection with (a) (i) in the case of Ultimate Parent, its ownership of New Holdco and R/C IV, (ii) in the case of R/C IV, its ownership of New Holdco, and (iii) in the case of New Holdco, its ownership of Borrowers, and (b) its rights and obligations under the Loan Documents and the Term Loan Documents."
(g)    The first paragraph of Schedule 3.6 to the Credit Agreement is hereby amended by replacing the reference to "clause (d) and (g)" therein with a reference to "clause (e) and (h)".
3.    Updated Schedules. Attached as Exhibit A hereto are updated copies of each of Schedules A-2 and 4.1(b) to the Credit Agreement revised to include all information required to be provided therein and necessary to make the representations and warranties in the Credit Agreement true, correct and complete in all material respects as a result of the effectiveness of this Agreement. Each such Schedule shall be attached to the Credit Agreement, and on and after the date hereof, all references in any Loan Document to any such Schedule to the Credit Agreement shall mean such Schedule as so amended; provided, that any use of the term "as of the date hereof", "as of the Closing Date" or any term of similar import, in any provision of the Credit Agreement with respect to such Schedule shall be deemed to refer to the date of this Agreement.
4.    Conditions to Effectiveness. This Agreement shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied:
(a)    Agent shall have received (i) a copy of this Agreement duly executed by Agent, the Required Lenders, and each Amendment Party and (ii) an executed copy of the Consent and Reaffirmation in the form attached hereto as Annex I;
(b)    Agent shall have received a fully executed agreement amending certain provisions of the Term Loan Agreement, in form and substance reasonably acceptable to Agent and the Required Lenders;
(c)    Agent and the Lenders shall have received fully executed copies of each of the documents, instruments and agreements set forth on the closing checklist attached hereto as Exhibit B, each in form and substance reasonably satisfactory to Agent and the Required Lenders and such other agreements, instruments, approvals or other documents requested by Agent or the Required Lenders prior to the date hereof in order to effect the intent that Joinder Party shall become bound by all of the terms, covenants and agreements contained in each other Loan Document to which Joinder Party is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement);
(d)    Borrowers shall have paid all fees costs and expenses due and payable as of the date hereof under the Credit Agreement and the other Loan Documents, including without limitation all attorney's fees and expenses incurred by Agent; and
(e)    no Default or Event of Default shall have occurred and be continuing.
5.    Representations and Warranties of the Amendment Parties. Each Amendment Party hereby represents and warrants to Agent for the benefit of the Lender Group and Bank Product Providers as follows:
(a)    it (i) is duly organized and existing and in good standing under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Joinder Documents and to carry out the transactions contemplated by the Joinder Documents and each of the other Loan Documents to which it is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement);
(b)    the execution and delivery of the Joinder Documents, and the performance by it of the Joinder Documents and each other Loan Document to which it is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement), (i) have been duly authorized by all necessary action on the part of such Amendment Party and (ii) do not and will not (A) violate any material provision of federal, state, or local law or regulation applicable to such Amendment Party or its Subsidiaries, the Governing Documents of such Amendment Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on such Amendment Party or its Subsidiaries, (B) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of such Amendment Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (C) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of such Amendment Party, other than Permitted Liens, (D) require any approval of such Amendment Party's interestholders or any approval or consent of any Person under any material agreement of such Amendment Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect, or (E) require any registration with, consent, or approval of, or notice to or other action with or by, any Governmental Authority, other than registrations, consents, approvals, notices, or other actions that have been obtained and that are still in force and effect;
(c)    the Joinder Documents and each other Loan Document to which such Amendment Party is a party (including, without limitation, after giving effect to this Agreement, the Credit Agreement) is the legally valid and binding obligation of such Amendment Party, enforceable against such Amendment Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally; and
(d)    after giving effect to Section 1, Section 2 and Section 3 hereof, the representations and warranties contained in Section 4 of the Credit Agreement are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Agreement (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
6.    Further Assurances. At any time upon the reasonable request of Agent or the Required Lenders, each Amendment Party shall promptly execute and deliver to Agent or the Lenders such Additional Documents as Agent or the Required Lenders shall reasonably request pursuant to the Credit Agreement and the other Loan Documents, in each case in form and substance reasonably satisfactory to Agent and the Required Lenders.
7.    Notices. Notices to the Joinder Party shall be given in the manner set forth for the Loan Parties in Section 11 of the Credit Agreement.
8.    Choice of Law and Venue; Jury Trial Waiver; Judicial Reference. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
9.    Binding Effect. This Agreement shall be binding upon the Amendment Parties, and the other Loan Parties and shall inure to the benefit of Agent and the Lenders, together with their respective successors and permitted assigns.
10.    Effect on Loan Documents.
(a)    The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or amendment of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement and each of the other Loan Documents are ratified and confirmed and shall continue in full force and effect.
(b)    For the avoidance of doubt, the Joinder Party shall also be a Guarantor and Grantor (as such terms are used and defined in the Guaranty and Security Agreement) under the Guaranty and Security Agreement.

(c)    Each reference in the Credit Agreement and the other Loan Documents to "Parent", shall be deemed to refer to Ultimate Parent, New Holdco and Joinder Party, individually and collectively. Each reference in the Credit Agreement or any other Loan Document to this "Agreement", "hereunder", "herein", "hereof", "thereunder", "therein", "thereof", or words of like import referring to the Credit Agreement or any other Loan Document shall mean and refer to such agreement as supplemented by this Agreement.
11.    Release.
(a)    In consideration of the agreements of Agent and the Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set‑off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Loan Party or any of their respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever in relation to, or in any way in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto which arises at any time on or prior to the day and date of this Agreement.
(b)    Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)    Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
12.    Miscellaneous
(a)    This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission (e.g., "PDF" or "tif" via email) shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic image scan transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.
(b)    Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
(c)    Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.
(d)    Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any member of the Lender Group or any Amendment Party, whether under any rule of construction or otherwise. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
(e)    The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.
(f)    This Agreement shall be subject to the rules of construction set forth in Section 1.4 of the Credit Agreement, and such rules of construction are incorporated herein by this reference, mutatis mutandis.
[remainder of this page intentionally left blank].

IN WITNESS WHEREOF, the Amendment Parties, Agent and the Lenders party hereto have caused this Agreement to be duly executed by its authorized officer as of the day and year first above written.

PARENT:
LIBERTY OILFIELD SERVICES INC.,
a Delaware corporation

By: /s/ Michael Stock
Name: Michael Stock
Title: Chief Financial Officer

LIBERTY OILFIELD SERVICES NEW HOLDCO LLC,
a Delaware limited liability company

By: /s/ Michael Stock
Name: Michael Stock
Title: Chief Financial Officer

BORROWERS:
LIBERTY OILFIELD SERVICES LLC,
a Delaware limited liability company

By: /s/ Michael Stock
Name: Michael Stock
Title: Chief Financial Officer

LOS ACQUISITION CO I LLC,
a Delaware limited liability company

By: /s/ Michael Stock
Name: Michael Stock
Title: Chief Financial Officer

JOINDER PARTY:	R/C IV NON-U.S. LOS CORP, a Delaware corporation By: /s/ Michael Stock Name: Michael Stock Title: Chief Financial Officer

Signature Page to Second Amendment and Parent Joinder to Credit Agreement

AGENT AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as a Lender

By: /s/ Ryan C. Tozier
Name: Ryan C. Tozier_______________________
Its: Vice President ___________________________

Signature Page to Second Amendment and Parent Joinder to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Arina Mavilian Name: Arina Mavilian Title: Authorized Signatory

Signature Page to Second Amendment and Parent Joinder to Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender By: /s/ Chris Lam Name: Chris Lam Title: Authorized Signatory

Signature Page to Second Amendment and Parent Joinder to Credit Agreement

MORGAN STANLEY BANK, N.A. , as a Lender By: /s/ Jake Dowden Name: Jake Dowden Title: Authorized Signatory

Signature Page to Second Amendment and Parent Joinder to Credit Agreement

ANNEX I
Consent and Reaffirmation

CONSENT AND REAFFIRMATION
DATED AS OF MARCH 21, 2018
The undersigned hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment and Parent Joinder to Credit Agreement (the "Agreement"; captialized terms defined therein and used, but not otherwise defined, herein shall have the meanings assigned to them therein); (ii) acknowledges and agrees to be bound by the terms of the Agreement, including, without limitation, Section 11 thereof; and (iii) affirms that nothing contained in the Agreement shall modify in any respect whatsoever any Loan Document to which any of the undersigned is a party and reaffirms that each such Loan Document and each of its obligations thereunder is and shall continue to remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, the undersigned understands that Agent and the Lenders have no obligation to inform the undersigned of such matters in the future or to seek the undersigned's acknowledgment or agreement to future consents, amendments or waivers, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the day and year first above written.

TITAN FRAC SERVICES LLC, a Delaware limited liability company By: /s/ Michael Stock Name: Michael Stock Title: Chief Financial Officer
LOS CIBOLO RE INVESTMENTS, LLC, a Texas limited liability company By: /s/ Michael Stock Name: Michael Stock Title: Chief Financial Officer
LOS ODESSA RE INVESTMENTS, LLC, a Texas limited liability company By: /s/ Michael Stock Name: Michael Stock Title: Chief Financial Officer

Consent and Reaffirmation Signature Page to Second Amendment and Parent Joinder to Credit Agreement

EXHIBIT A
Amended and Restated Schedules to Credit Agreement
[See attached]

EXHIBIT B
Closing Checklist
[See attached]